EXHIBIT 99.1
                            eLEC Communications Corp.
                                 543 Main Street
                          New Rochelle, New York 10801



                                            March 17, 2003



VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



                  Re: eLEC Communications Corp.
                      Annual Report on Form 10-KSB for
                      the fiscal year ended November 30, 2002


Ladies and Gentlemen:

     Transmitted herewith is a written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.



                                          Very truly yours,

                                          eLEC Communications Corp.

                                          By: /s/ Paul Riss
                                              --------------------------------
                                              Name: Paul Riss
                                              Title:Chief Executive Officer
                                                    Principal Financial Officer